SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              Northstar Trust
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

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( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                        NORTHSTAR HIGH TOTAL RETURN FUND
                        A SERIES OF THE NORTHSTAR TRUST
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830

                                JANUARY 3, 1997

Dear Shareholder:

A Special Meeting of the Shareholders of the Northstar High Total Return Fund (the "Fund") will be held at 10 a.m. EST on February 13, 1997, at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

At the Meeting, Shareholders will be asked to consider and vote upon a proposal to consider and approve a modification of the investment objective of the Fund. Currently, the Fund seeks high income. If the proposed modification in approved, the Fund's investment objective will be to seek high income and capital appreciation. As is discussed in the enclosed proxy statement, the modification is intended to afford the investment adviser greater flexibility which the adviser believes will enhance its ability to achieve superior overall investment results. It is intended that the proposed investment objective, if approved, will become effective on or about February 28, 1997.

Detailed information about the proposed modification of the investment objective of the Fund and the reasons for it are contained in the enclosed materials. The Trustees of the Fund have concluded that the proposed investment objective is in the best interest of the Fund and its shareholders and recommend that you vote FOR the Proposal.

PLEASE EXERCISE YOUR RIGHT TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS IMPORTANT THAT YOU VOTE AND THAT YOUR VOTE BE RECEIVED BY NO LATER THAN FEBRUARY 10, 1997.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,
/s/ Mark L. Lipson
Mark L. Lipson
PRESIDENT

                        NORTHSTAR HIGH TOTAL RETURN FUND
                        A SERIES OF THE NORTHSTAR TRUST
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 13, 1997

TO THE SHAREHOLDERS OF NORTHSTAR HIGH TOTAL RETURN FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Northstar High Total Return Fund (the "Fund"), a series of the Northstar Trust, a Massachusetts business trust, will be held at the offices of the Fund on February 13, 1997, at 10:00 a.m., or at such adjourned time as may be necessary for the holders of a majority of the shares of the Fund to vote, for the following purposes:

          (1) To modify the investment objective of the Fund

          (2) To transact such other business as may properly come before the Special Meeting.

     The Trustees of the Trust have fixed the close of business on December 23, 1996 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Trustees
                                          /s/ Mark L. Lipson
                                          Mark L. Lipson
                                          PRESIDENT

Greenwich, Connecticut
January 3, 1997

     SHAREHOLDERS ARE URGED TO VOTE PROMPTLY ON THIS MATTER. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE ACCOUNT WILL RECEIVE A PROXY PACKAGE FOR EACH ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR EACH SEPARATE ACCOUNT.

     THE PROMPT RETURN OF YOUR PROXY WILL AVOID THE EXPENSE OF FURTHER MAILINGS.

                        NORTHSTAR HIGH TOTAL RETURN FUND

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 13, 1997

     This proxy statement is being furnished in connection with the solicitation of proxies by Northstar High Total Return Fund (the "Fund") for the Special Meeting of Shareholders to be held on February 13, 1997, or any adjournment thereof. At the Special Meeting, Shareholders of the Fund will be asked to approve a modification of investment objective of the Fund. The terms of the investment objective and the purposes for the proposed modification are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about January 3, 1997.

     Adoption of the modification to the Fund's investment objective is subject to approval of at least a majority of the shareholders of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Trustees of the Fund have reviewed the proposed modification of investment objective, and, having found it to be in the best interest of the Fund and its shareholders, unanimously recommend that shareholders approve the proposed modification of investment objective.


     December 23, 1996 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing at the Meeting. On December 23, 1996 there were 132,336,596 shares of the Fund outstanding, of which the Trustees and officers of the Fund as a group beneficially owned less than 1%. The Fund knows of no person who owns beneficially 5% or more of the outstanding shares of the Fund.


     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be vote FOR the proposed modification of investment objective, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.

     The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     In the event that a quorum is present at the Meeting by sufficient votes to approve the proposal are not received, the person named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     The costs of soliciting proxies in the accompanying form for the Special Meeting, including the cost of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by the Fund. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Fund will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Fund, or their agents, on behalf of the Trustees of the Fund, expenses of which shall be charged to the Fund. The Fund has not retained a proxy solicitor. It may, however, retain Shareholder Communications Corporation ("SCC"), a proxy soliciting firm, to assist with proxy soliciting activities to obtain the necessary shareholder representation. If retained, SCC would charge a fee of approximately $5,000 plus expenses for a solicitation of this size, and would contact shareholders to ask if they would be willing to have their votes recorded by telephone. Although each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card(s), shareholder's vote may be taken by telephone by SCC, subject to procedures designed to authenticate shareholders' identities and to confirm voting instructions. COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE, UPON REQUEST TO NORTHSTAR AT (800)595-7827.

         PROPOSAL ONE: APPROVAL OF PROPOSED MODIFICATION OF INVESTMENT
               OBJECTIVE OF THE NORTHSTAR HIGH TOTAL RETURN FUND

     INTRODUCTION. On October 29, 1996, a majority of the independent Trustees of the Fund (as defined in the 1940 Act), and a majority of the entire Board of Trustees met in person and unanimously approved, subject to the required shareholder approval described herein, a modification of investment objective of the Fund, and recommended approval of the proposed modification of investment objective of the Fund by shareholders of the Fund.

     Currently the Fund's investment objective is to "seek high income." The Board of Trustees recommends that the objective be modified so that the Fund's objective would be to "seek high income and capital appreciation." The Fund's investment adviser, Northstar Investment Management, has recommended the revision in the investment objective because it believes it can achieve superior investment returns if the Fund is managed with a view to obtaining high income and capital appreciation. The investment adviser believes that, from time to time, capital gain income can be achieved by taking advantage of market conditions to sell particular securities and realize gains or by acquiring particular securities, which have capital appreciation potential, such as certain equity securities sold in conjunction with high yield securities. Currently, the Fund is managed, consistent with investment policies reflected in its prospectus, so that it may take advantage of such opportunities, and the Trustees recommend revising the Fund's investment objectives so that the Fund may fully give these investment techniques the emphasis that the investment adviser believes they warrant.

     The Fund will continue to invest at least 65% of its total assets in higher yielding, lower-rate U.S. dollar denominated debt securities of U.S. and foreign issuers. These securities generally provide greater income and potential opportunity for gain than investments in higher rated securities, but also entail greater risk. The modification in the Fund's investment objective will not change the nature or type of securities in which the Fund may invest. Rather, it is intended to afford the investment adviser greater flexibility to manage the Fund to achieve not only high interest income but also capital appreciation. While investing for capital appreciation also involves risks that securities purchased will not increase in value or may lose value or that higher yielding securities, sold to achieve capital appreciation, can only be replaced with lower yielding securities, the investment adviser believes that the more flexible investment objective will enhance the adviser's ability to achieve superior overall investment results.

     The proposed investment objective, if approved by vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be February 28, 1997. In the event that shareholders of the Fund do not approve the proposed modification of investment objective of the Fund, the investment objective would remain the same, and the Trustees of the Fund may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Fund.

     THE TRUSTEES OF THE FUND BELIEVE THAT THE PROPOSED MODIFICATION OF INVESTMENT OBJECTIVE OF THE FUND IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, HAVE APPROVED A MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUND AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

     VOTE REQUIRED FOR APPROVAL. Adoption of the proposed modification of investment objective set forth herein requires the approval by (a) 67% or more of the voting securities present at the special meeting of the Fund's shareholders, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (b) more than 50% of the Fund's outstanding voting securities.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE MODIFICATION OF INVESTMENT OBJECTIVE OF THE FUND.

                                 MISCELLANEOUS

     OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

     OTHER INFORMATION. Northstar Investment Management Corporation serves as the Fund's investment adviser. Northstar Administrators Corporation is its administrator, and Northstar Distributors, Inc. is its principal underwriter, all are located at Two Pickwick Plaza, Greenwich, Connecticut 06830.

     SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Fund's shareholders should send such proposal to the Fund, c/o Northstar Investment Management Corporation at Two Pickwick Plaza, Greenwich, Connecticut 06830. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                          By Order of the Trustees
                                          /s/ Mark L. Lipson
                                          Mark L. Lipson
                                          PRESIDENT

Greenwich, Connecticut
January 3, 1997

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

******************************************************************************

                                   APPENDIX

                        NORTHSTAR HIGH TOTAL RETURN FUND
              SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 13, 1997
                   PROXY SOLICITED ON BEHALF OF THE TRUSTEES

    The undersigned shareholder of NORTHSTAR HIGH TOTAL RETURN FUND (the "Fund"), a series of the NORTHSTAR TRUST, a Massachusetts business trust, hereby appoints Mark L. Lipson and Agnes Mullady, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, which shall be held on February 13, 1997, at 10:00 a.m., Eastern Standard Time, at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut, and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

    PLEASE VOTE, SIGN, DATE AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                          IMPORTANT: Please insert date of
                                          signing.

                                          The undersigned hereby acknowledges
                                          receipt of the accompanying Notice of
                                          Meeting and Proxy Statement, dated
                                          January 3, 1997.

                                          Dated:           , 1997

                                          This Proxy shall be signed exactly as
                                          your name(s) appear hereon. If as
                                          attorney, executor, guardian or in
                                          some other capacity or as an officer
                                          of a corporation, please state
                                          capacity or title as such.

                                          Signature of Shareholder(s) (if held
                                          jointly)

If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. In the absence of contrary instructions, this proxy will be voted FOR the proposal.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1. PROPOSAL TO APPROVE A MODIFICATION IN THE INVESTMENT OBJECTIVE OF THE FUND AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

   [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN